UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                   CURRENT REPORT UNDER SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)     December 09, 1996
                                                     -----------------

Commission file number                               33-4724
                                                     -------


                                WEETAMOE BANCORP
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             Massachusetts                            04-3061936
--------------------------------------------------------------------------------
    (State or other jurisdiction of                (I.R.S. Employer
     incorporation or organization)              Identification Number)


       100 Slade's Ferry Avenue
        Somerset, Massachusetts                          02726
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)               (Zip Code)


                                  (508)675-2121
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, including Area Code)


--------------------------------------------------------------------------------
          (Former Name or Former Address, if changed since last report)



Item 5.  Other Events
---------------------

      At a special stockholders meeting on December 9, 1996, the stockholders approved an amendment to the Corporation's articles of organization and bylaws changing the name of the Corporation from Weetamoe Bancorp to Slade's Ferry Bancorp effective January 1, 1997.

      At the same meeting, the stockholders also approved an amendment to the bylaws establishing the position of Honorary Director, a non-voting position for which only former directors are eligible.

      See Notice of Special Meeting of Stockholders and Proxy Statement attached hereto as Ex. 20.1 and incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.
-------------------------------------------

         (a)      Financial Statements:  None

         (b)      Pro Forma Financial Information:  None

         (c)      Exhibits:  See exhibit index




                                  Exhibit Index


Exhibit No.      Description                                             Page
----------       -----------                                             ----

   20.1          Notice of Special Meeting of Stockholders and             3
                 Proxy Statement for meeting of December 9, 1996          4-7


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.



                                                    WEETAMOE BANCORP
                                         ---------------------------------------
                                                      (Registrant)



December 20, 1996                        By  /s/ Ralph S. Borges
-----------------------                  ---------------------------------------
(Date)                                   (Signature) Ralph S. Borges, Treasurer